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                                                                 EXHIBIT 10.4

                        ADDENDUM DATED AS OF MARCH 16, 1995
                                 TO LEASE AGREEMENT
                      DATED JULY 28, 1993 AS AMENDED ("LEASE")
                                      BETWEEN
                 DIRK INVESTMENTS, INC. and PIERCE COMPANIES, INC.


     For good and valuable consideration, the receipt of which is hereby acknowledged by Dirk Investments, Inc. ("Lessor") from the Pierce Companies, Inc. ("Lessee") Lessor and Lessee agree to amend the Lease as follows:


     A. The reference to "Pierce Companies, Inc." in the preamble and in the signature block (p.19) should be amended and changed back to read "Micross Division of Pierce Companies, Inc."


     B. Paragraph 2 of the Lease is hereby amended by adding the following sentence to the end thereof. "Upon thirty days prior written notice to Lessee, Lessor may once in each lease year, (measured from September 1 through August
30) increase the monthly rent for the balance of such lease year, and thereafter, commencing with the next full month after the sending of such notice, up to a maximum of six percent (6%) over the immediately preceding month's rental rate."


     C. Paragraph 8 of the Lease is hereby amended so that the obligations, duties and economic burden of Lessor under such Paragraph are hereby transferred to and assumed by Lessee.


     D. Paragraph 15 of the Lease is hereby amended so that the obligations, duties and economic burden of Lessor as referred to in the last sentence of such Paragraph are hereby transferred to and assumed by Lessee.


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     E.   Paragraph 21 of the Lease is hereby amended so that the obligations, duties and economic burden of Lessor as referred to in the second sentence of such Paragraph are hereby transferred to and assumed by Lessee.


     F. Paragraph 23 of the Lease is hereby amended so that the obligations, duties and economic burden of Lessor under such Paragraph are hereby transferred to and assumed by the Lessee.


     G. Paragraph 25 of the Lease is hereby amended so that the obligations, duties and economic burden of Lessor under such Paragraph are hereby transferred to and assumed by the Lessee.


     IN WITNESS WHEREOF, the parties hereto have signed and sealed the foregoing Addendum to Lease Agreement on the 16th day of March 1995.


                                        DIRK INVESTMENTS, INC. (Lessor)



Attest:                                 By:  /s/ Patrick J. Dirk
                                           --------------------------------

/s/ Mary J. Dirk                        (Title)   Chairman
------------------------------                 ----------------------------
Mary J. Dirk, Secretary

                                        MICROSS DIV. OF
                                        PIERCE COMPANIES, INC. (Lessee)

Attest:                                 By:  /s/ Patrick J. Dirk
                                           --------------------------------

/s/ Mary J. Dirk                        (Title)   Chairman
------------------------------                 ----------------------------
Mary J. Dirk, Secretary


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